SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 6, 2000
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                                 3DSHOPPING.COM
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               (Exact Name of Registrant as Specified in Charter)



         California                 1-15161               95-4594029
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(State or Other Jurisdiction      (Commission         (IRS Employer
    of Incorporation)             File Number)        Identification No.)




308 Washington Boulevard, Marina del Rey, California        90292
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(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code    (310) 301-6733
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                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

Private Placement of Preferred Stock and Warrants

General

         On December 6, 2000, 3Dshopping.com ("Company") sold 1,500 shares of the Company's Series A Convertible Preferred Stock ("Series A Stock") and five-year warrants to purchase 150,000 shares of common stock ("Warrants") for an aggregate purchase price of $1,500,000 ($1,000 per share) to an institutional investor ("Purchaser") pursuant to the terms of a securities purchase agreement ("Purchase Agreement"). The Purchase Agreement provides for the purchase of up to an aggregate of 6,000 shares of the Series A Stock and the issuance of Warrants to purchase up to an aggregate of 600,000 shares of common stock. The Purchase Agreement provides that the Purchaser will purchase an additional 2,500 shares of Series A Stock and 250,000 Warrants after the Company obtains shareholder approval for the issuance of common stock issuable upon conversion of the Series A Stock in excess of 19.99% of the Company's outstanding shares of common stock and the "capitalization rate" of the Company (market value of the Company's common stock held by non-affiliates) for the five trading days prior to the closing date equals or exceeds $25,000,000. The Purchaser will purchase 1,000 of the remaining 2,000 shares of common stock and 100,000 Warrants after the effective date of the registration statement covering the shares issuable upon conversion of the Series A Stock and exercise of the Warrants and the satisfaction of certain additional conditions, and, if the capitalization rate of the Company exceeds $35,000,000, the Purchaser may, at its option, purchase an additional 1,000 shares of Series A Stock and 100,000 Warrants. All remaining purchases are subject to the Company's compliance with certain general terms and conditions under the Purchase Agreement.

         The Company has agreed that if, at any time, the aggregate number of shares then issuable upon conversion of the Series A Stock equals or exceeds 19.99% of the Company's outstanding common stock on the date of issuance of the Series A Stock plus any additional shares of common stock issued thereafter in respect of such shares pursuant to a stock dividend, stock split or similar event ("Outstanding Common Amount"), the Series A Stock will be convertible into only 19.99% of the Company's Outstanding Common Amount until the Company has (i) obtained approval of the issuance of the additional shares of Common Stock by the requisite vote, in person or by proxy, of the holders of the then outstanding Common Stock or (ii) otherwise obtained permission to allow such issuances from the principal market on which the shares are listed.

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Terms of the Series A Stock

         Dividends

         The holders of Series A Stock shall be entitled to receive dividends at a rate equal to 8% of the stated value of the Series A Stock, which equals the purchase price of $1,000 per share ("Stated Value") which may be paid in cash or in kind.

         Conversion

         Each share of Series A Stock is convertible, at the option of the holder, into shares of common stock in an amount equal to 125% of the Stated Value on the date of conversion, plus any dividends accrued to such date, divided by the conversion price of the Series A Stock. The conversion price is determined by a formula that fluctuates based on the price of the Company's common stock within certain parameters. The conversion price is equal to $1.50 through March 6, 2001 and thereafter the conversion price is equal to the lesser of (i) the average daily price during the five market days ending on the market day prior to the issue date (with a floor of $1.50 and a cap of $3.00) or (ii) a percentage of the average daily price of a share of common stock of the Company immediately prior to the date of conversion as follows (with a floor of $.20):

                                                        Percent of Average
If the conversion occurs                                    Daily Price
------------------------                                ------------------

Between 91 and 119 days after the Issue Date                 105%

Between 120 and 179 days after the Issue Date                100%

Between 180 and 209 days after the Issue Date                99%

Between 210 and 239 days after the Issue Date                98%

Between 240 and 269 days after the Issue Date                97%

Between 270 and 300 days after the Issue Date                96%

300 days after the Issue Date                                95%


Based on the foregoing, the conversion price will never be greater than $3.00 nor less than $0.20, regardless of the market price. Each share of Series A Preferred Stock outstanding on the third anniversary of the date of issuance will automatically convert into shares of common stock.

         Additionally, the Series A Stock will not, except in certain situations, be convertible into, nor will the Company have the obligation to issue, any shares of common stock upon conversion to the extent that such conversion would result in beneficial ownership by the holder and its affiliates of more than 4.99% of the Company's outstanding common stock.

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         Liquidation, Dissolution or Winding up

         In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, before any payment or distribution of the Company's assets are made to the holders of Junior Securities (as defined below), holders of Series A Stock will be entitled to receive an amount per share equal to 125% of the Stated Value of a share of Series A Stock, plus any dividends accrued through such date. Holders of Series A Stock will not be entitled to any further payment.

         Ranking

         With respect to dividend rights and rights on liquidation, dissolution and winding up, the Series A Stock will rank (i) senior to the Company's common stock and each other class or series of capital stock established in the future by the Company's Board of Directors, the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Series A Stock (collectively, the "Junior Securities"), (ii) on a parity with each other class or series of capital stock established in the future by the Company's Board of Directors, the terms of which expressly provide that such class or series will rank on a parity with the Series A Stock (collectively, the "Parity Securities") and (iii) junior to any class or series of capital stock established in the future by the Company's Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Series A Stock (collectively, the "Senior Securities").

         Redemption

         If the Common Stock trades at or below $2.4126, which was the average daily price during the five trading days ending on the trading day prior to the date of issuance, for a period of 20 consecutive trading days, the Company may, at its option, redeem all or part of the outstanding shares of Series A Stock in cash at (i) 112.50% of the Stated Value if redeemed within 180 days of the date of issuance, (ii) at 118.75% of the Stated Value if redeemed between 180 and 270 days after the date of issuance and (iii) at 125% of the Stated Value if redeemed thereafter.

         If the Company fails (i) to have a registration statement covering the shares of common stock into which the Series A Stock may be converted, declared effective within 240 days after the date of issuance of the Series A Stock, (ii) to pay in full the amount of cash due pursuant to a Buy-In (as such term is defined in the Series A Stock Certificate of Determination) within seven business days after notice therefor is delivered or (iii) to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to a holder of the Series A Stock upon conversion of such holder's shares of Series A Stock ("Triggering Events"), the holder of the Series A Stock may cause the Company to redeem all or a part of the outstanding shares of Series A Stock at a specified redemption price.

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         Voting Rights

         The Series A Stock has no voting rights other than as provided under California General Corporation Law, except that so long as any shares of the Series A Stock is outstanding, the affirmative vote of the holders of a majority of the outstanding shares of Series A Stock, voting together as a single class, will be necessary to amend, alter or repeal any provision of the Company's Amended Articles of Incorporation or By-laws that will adversely affect the Series A Stock.

Restrictions on Certain Issuances; Right of First Refusal

        The Company has agreed, subject to certain exceptions, not to offer or sell any of its common stock or securities convertible into the Company's common stock (collectively, "New Common Stock") if such New Common Stock is (i) freely tradable or (ii) will be registered under the Securities Act, on or before two hundred and seventy (270) days after the effective date of the registration statement ("Effective Date") described below without the Purchaser's prior written consent. The Company may, however, enter into such a transaction ("New Transaction") during the period commencing on the Effective Date and continuing through and including the date which is one hundred eighty (180) days after the Effective Date if the average closing bid price for the common stock for the twenty (20) trading days ending on the trading day immediately prior to the day notice is sent to the Purchaser of such transaction is at least $5.50 per share. The Purchaser also has the right, subject to certain exceptions, exercisable by written notice given to the Company by the close of business on the fifth business day after the Purchaser's receipt of notice of the New Transaction, to participate in all or any part of the New Transaction on the terms so specified in the notice.

Terms of the Warrants

         Under the Purchase Agreement, the Purchaser is issued 100 Warrants for every share of Series A stock sold to it. The initial exercise price of the Warrants ("Exercise Price") is 110% of the closing price of the common stock immediately prior to the date of issuance. The Purchaser was issued 150,000 Warrants exercisable at $1.925 per share in connection with the closing of the first tranche of financing. The Warrants may be exercised by the payment of cash or by using the appreciated value of the Warrant itself. The Warrants are exercisable from the six-month anniversary of the initial closing

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through the fifth anniversary of the initial closing date. If, on any date after the nine-month anniversary of the Effective Date, the closing bid price of the Company's common stock is at least 275% of the Exercise Price for a period of twenty consecutive trading days, the Company may redeem the Warrants for $0.10 per Warrant.

Registration Rights Agreement

         The Company also entered into a Registration Rights Agreement with the Purchaser, dated as of December 6, 2000. Pursuant to the terms of the Registration Rights Agreement, the Company is required to file, on or before January 5, 2001 ("Required Filing Date"), a registration statement ("Registration Statement") with the Securities and Exchange Commission registering for resale of the shares of common stock issuable upon conversion of the Series A Stock and upon exercise of the Warrants issued to the Purchaser. If the Company's shareholders approve to increase the Company's authorized capital stock and the transactions contemplated by the Purchase Agreement, the Company will either file an amendment to the existing Registration Statement or file a new registration statement that would cover in the aggregate with the Registration Statement, no less than the number of shares equal to the sum of
(a) 200% of the number of shares of common stock into which the Series A Stock and all dividends thereon through the third anniversary of their issuance would be convertible into at the time of the filing of such Registration Statement and
(b) the number of shares of common stock that would be issued upon exercise of all the Warrants. The Company must use its reasonable best efforts to cause the Registration Statement to be declared effective on the earlier of (x) five days after oral or written notice from the SEC that it may be declared effective or
(y) April 5, 2001 ("Required Effective Date").

         Additionally, if at any time, the number of shares of common stock issued or to be issued upon conversion of the Series A Stock and exercise of the Warrants exceeds 80% of the aggregate number of shares of common stock then registered, the Company shall either amend the Registration Statement to increase the number of shares registered thereon by a set amount or file an additional registration statement registering a set number of additional shares. If the Registration Statement is not filed by the Required Filing Date (or declared effective by the Required Effective Date), the Company will pay a fee (as set forth in the Registration Rights Agreement) to the Purchaser. The Company will pay all expenses, other than underwriting and brokerage discounts and commissions and other selling expenses, of all such registrations.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

              4.1 Certificate of Determination of Rights, Preferences, Privileges and Restrictions of Series A Convertible Preferred Stock, as corrected

              4.2 Warrant to Purchase 150,000 shares of Common Stock dated December 6, 2000 issued to the Purchaser

              10.1 Securities Purchase Agreement, dated as of December 6, 2000, between the Company and the Purchaser (without exhibits)

              10.2 Registration Rights Agreement, dated December 6, 2000 between the Company and the Purchaser

              99.1   Press Release, dated November 30, 2000

              99.2   Press Release, dated December 6, 2000

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 4, 2001

                                     3DSHOPPING.COM

                                     By:      /s/ Terry Gourley
                                         ---------------------------------
                                              Terry Gourley
                                              CEO

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                                  EXHIBIT INDEX

         The following exhibits are filed as part of this report:

              4.1 Certificate of Determination of Rights, Preferences, Privileges and Restrictions of Series A Convertible Preferred Stock, as corrected

              4.2 Warrant to Purchase 150,000 shares of Common Stock dated December 6, 2000 issued to the Purchaser

              10.1 Securities Purchase Agreement, dated as of December 6, 2000, between the Company and the Purchaser (without exhibits)

              10.2 Registration Rights Agreement, dated December 6, 2000 between the Company and the Purchaser

              99.1   Press Release, dated November 30, 2000

              99.2   Press Release, dated December 6, 2000




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